UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2005

Date of Report (Date of earliest event reported)

Crown Financial Holdings, Inc.

(Exact name of registrant as specified in its charter)

NEW JERSEY	000-51175	20-2045547
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices and zip code)

(201) 459-9500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective August 4, 2005, Henry Y.L. Toh resigned as a member of the Board of Directors of Crown Financial Holdings, Inc. and its wholly-owned subsidiary, Crown Financial Group, Inc., both New Jersey corporations. Mr. Toh also resigned as a member of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board effective as of the same date. Mr. Toh cited personal reasons for his departure.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(c) None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2005	CROWN FINANCIAL HOLDINGS, INC.

	By:	/s/ Jeffrey M. Hoobler
	Name:	Jeffrey M. Hoobler
	Title:	Interim CEO and President

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